Slide l 1 INVESTOR PRESENTATION ATSG JOE HETE l CEO MIKE BERGER l PRESIDENT QUINT TURNER l CFO STEPHENS ANNUAL INVESTMENT CONFERENCE NOVEMBER 14, 2023

Slide l 2 AIR TRANSPORT SERVICES GROUP SAFE HARBOR STATEMENT Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements that involve risks and uncertainties. A number of important factors could cause Air Transport Services Group, Inc.'s ("ATSG's") actual results to differ materially from those indicated by such forward-looking statements. These factors include, but are not limited to, unplanned changes in the market demand for our assets and services, our operating airline's ability to maintain on-time service and control costs; the cost and timing with respect to which we are able to purchase and modify aircraft to a cargo configuration; fluctuations in ATSG's traded share price and in interest rates, which may result in mark-to-market charges on certain financial instruments; the number, timing and scheduled routes of our aircraft deployments to customers; our ability to remain in compliance with key agreements with customers, lenders and government agencies; the impact of current supply chain constraints, both within and outside the U.S., which may be more severe or persist longer than we currently expect; the impact of the current competitive labor market; changes in general economic and/or industry-specific conditions, including inflation; and other factors as contained from time to time in our filings with the SEC, including ATSG’s annual report on Form 10-K and quarterly reports on Form 10-Q. Readers should carefully review this presentation and should not place undue reliance on ATSG's forward-looking statements. These forward-looking statements were based on information, plans and estimates as of the date of this presentation. Except as may be required by applicable law, ATSG undertakes no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. This presentation also refers to non-GAAP financial measures from continuing operations, including adjusted earnings, adjusted earnings per share, adjusted pretax earnings, adjusted EBITDA, and adjusted free cash flow. Management believes these metrics are useful to investors in assessing ATSG's financial position and results. These non-GAAP measures are not meant to be a substitute for ATSG’s GAAP financials. We advise you to refer to the reconciliations to GAAP measures, which are included in the company’s 8-K and accompanying earnings release furnished and dated 11/06/2023.

ATSG
AIR TRANSPORT SERVICES GROUP

WORLD'S LARGEST FREIGHTER LESSOR



BOEING 767F



AIRBUS A321F



AIRBUS A330F

TOP FREIGHTER LESSOR



Top 5 Global
Freighter Lessors
91
89
44
35
34
ATSG
AerCap
Titan
WSA
ASL

TOP PROVIDER OF U.S. E-COMMERCE FLYING

Currently flying 63 freighter aircraft in DHL and Amazon Air networks

GLOBAL LEASING NETWORK

Currently leasing freighter aircraft in nine countries

RECURRING STRONG CASH FLOW

Growing portfolio of multi-year freighter leases & operating agreements

Source: Trade and Transport Group 10/2023

Slide I 3
ATSG

Slide l 4 -GLOBAL FLEET STRATEGY ($ in thousands)767-300 Freighter Our flagship offering will continue with one aircraft for lease delivered in November 2023; seven more expected in 2024 A321-200 Freighter We own the STC for conversion and have one aircraft for lease delivery in December 2023; five more expected in 2024 A330-200/300 Freighter First three for lease deliveries in 2H24; total of 30 conversion slots available for delivery through 2028 Freighter Fleet 767-200 Freighter 20 767-300 Freighter 75 A321-200 Freighter 2 767-300 Freighter (IC) 7 767-300 Feedstock 6 A321-200 Freighter (IC) 7 B767 Staging for Lease 1 118 IC = in or awaiting conversion Passenger Fleet 777-200 Pax 3 767-300 Pax 5 767-200 Pax 2 757-Combi 4 14 Total 132 OWNED FLEET 9/30/23

Slide l 5 -LEASING PROJECTED LEASE DEPLOYMENTS 2024 TYPE #1 #2 #3 #4 #5 #6 #7 #1 #2 #3 #4 #5 #1 #2 #3 A330-300 Q1 Q2 Q3 Q4 767-300 A321-200

Slide l 6 -LEASING MARKET OUTLOOK E-commerce growth will continue to outperform brick-and-mortar. E-commerce growth is expected to outpace in-person shopping by nearly 2x through 2024. TOTAL RETAIL & E-COMMERCE SALES WORLDWIDE $5.0 $5.3 $5.8 $6.3 $6.9 $7.5 $8.0 $26.4 $28.1 $29.7 $31.1 $32.5 $33.7 $34.9 18.9% 18.9% 19.5% 20.3% 21.2% 22.2% 23.0% 0.0% 5.0% 10.0% 15.0% 20.0% 25.0% 30.0% 35.0% 40.0% 45.0% 50.0% $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 2021 2022 2023 2024 2025 2026 2027 Global ecommerce Sales Global Retail Sales ecommerce as a % of Retail Sales AIR CARGOE-COMMERCE ($ in trillions) Airfreight continues to show declines, imports from Asia were down almost 16% in September and 24% for the first nine months of the year and the decline isn’t isolated to Chinese trade AVAILABLE CAPACITYCARGO SUPPLY Source: Trade & Transport Group US Trade Monitor, emarketer June 2023, IATA Monthly Statistics

Slide l 7 LEASING FLYING SUPPORT SERVICES Capital investments to acquire and convert aircraft to freighters for lease Revenue from multi-year lease agreements support strong Adj. EBITDA margins Capital-light model operating aircraft for customers under CMI, ACMI, and charter services Multi-year agreements provide strong predictable cash flow Incremental services help secure initial aircraft lease and renewals Provides incremental returns above and beyond the lease revenues Seamless full-service option for customers UNIQUE BUSINESS MODEL AND MARKET LEADERSHIP POSITIONS -ATSG MARKET STRATEGY WE ARE the backbone of our customers’ U.S. express networks and the largest commercial mover of troops for the DoD WE ARE the world’s largest freighter aircraft lessor to companies that support express networks around the world WE ARE a provider of critical ancillary services that add incremental returns and differentiate us from any lessor

Slide l 8 -ATSG CUSTOMERS EMBRACE LEASE PLUS SOLUTIONS MODEL ATSG provides customers a holistic solution across leasing, flying and value-added support services

-GLOBAL

FREIGHTER MARKETS



BOEING 767-300

CAM leases more 767 freighters than any other leasing company around the globe

- 767 is an established airframe for the regional express and e-commerce operator
- CAM dominates the leasing market for the 767
- Five of the top ten 767-300 leased freighter operators are CAM customers

AIRBUS A330-200/300

CAM will enter the A330 leasing market in 2024

- Currently 641 aircraft in PAX configuration for feedstock with an average age of 10.3 years
- Provides flexibility with 141" clear width & 101" clear height, hydraulically operated, and range up to 3,600 nm
- Target Operators – 767, 777 operators, European and Pacific markets for medium range air cargo delivery
- Currently twenty-four A330-300 Freighter Aircraft in service with an average age of 13 years

AIRBUS A321-200

CAM entered the A321 narrow body leasing market in 2023

- Logical, more efficient replacement for B757F, with 18% lower fuel burn
- Alternative for 737F conversion, provides higher volume and similar efficiencies
- Target operators –B737F, B757F and Airbus PAX carriers
- Through JV, ATSG earns income on the conversion, MRO touch labor, component and kit development

Slide I 9
ATSG

Slide l 10 2023 THIRD QUARTER Customer Revenues $523M vs. $0.60 in 3Q22 3Q23 Adjusted EBITDA* $137M Adjusted Free Cash Flow** 2023 Capex Guidance of $785M GAAP EPS (basic) from Continuing Operations $0.26 HIGHLIGHTS 10 * Non-GAAP measure, please see the company’s 8K and accompanying earnings release for GAAP reconciliation furnished and dated November 6, 2023 **Non-GAAP measure, please see enclosed GAAP reconciliation Adjusted diluted EPS* of $0.32 Up 7% to $400M, trailing twelve months Up $6M or 1% over 3Q22 Down 15% vs 3Q22 vs. $0.68 in 3Q22

Slide l 11 3Q 2023 FINANCIALS REVENUE PRETAX INCOME BY SEGMENT ADJUSTED PRETAX E EARNINGS * ADJUSTED EPS* ADJUSTED EBITDA * * Non-GAAP measure, see GAAP reconciliation attached. For more information about non–GAAP adjustments, see the company’s 8K and accompanying earnings release. $31 $67 3Q 2023 3Q 2022 $0.32 $0.60 3Q 2023 3Q 2022 $137 $163 3Q 2023 3Q 2022 $23 $12 $37 $25 3Q 2022 3Q 20223Q 2023 3Q 2023 CAM ACMI SERVICES ($ in millions except per share data) $523 $517 3Q 2023 3Q 2022

Slide l 12 -TRAILING TWELVE MONTH TREND ADJUSTED EBITDA* *Non-GAAP measure, see GAAP reconciliation attached. For additional information about non–GAAP adjustments, see the company’s 8K and accompanying earnings release. ($ in millions) ▪ 3Q 2023 Adjusted EBITDA of $137M, down 16% vs 3Q 2022 ▪ 3Q 2023 CAM Adjusted EBITDA of $100M, down $9M vs 3Q 2022 ▪ In-service fleet increased by six aircraft since September 2022 ▪ Five customer provided aircraft added to ACMI Services freighter fleet since September 2022 $424 $426 $431 $428 $419 $209 $215 $190 $193 $175 SEP 2022 DEC 2022 MAR 2023 JUN 2023 SEP 2023 ADJUSTED EBITDA $633 $641 $621 $621 $594 TTM ENDING ACMI Services & Other EBITDA CAM EBITDA CAM % of TOTAL 67% 66% 69% 69% 71%

Slide l 13 -TRAILING TWELVE MONTH TREND CAPITAL EXPENDITURES SUSTAINING CAPITAL EXPENDITURES Cost of planned airframe maintenance, engine overhauls, technology, and other property and equipment. GROWTH CAPITAL EXPENDITURES Cost of aircraft acquisitions and freighter modifications. ($ in millions) $346 $412 $505 $510 $532 $179 $187 $205 $208 $200 SEP 2022 DEC 2022 MAR 2023 JUN 2023 SEP 2023 TOTAL CAPITAL EXPENDITURES $525 $599 $710 $718 $732 TTM ENDING ▪ Twenty aircraft in or awaiting conversion on September 30, 2023: thirteen 767-300s and seven A321s. Seven of the thirteen 767-300s are currently in-conversion. ▪ Maintain projected 2023 Total Capital spend of $785M - $240M for Sustaining and $545M for Growth.

Slide l 14 -TRAILING TWELVE MONTH TREND ADJUSTED FREE CASH FLOW** **Adjusted Free Cash Flow is a Non-GAAP measure and equals Operating Cash Flow less Sustaining Capital Expenditures ▪ Growing Adjusted Free Cash Flow, driven by higher operating cash flows, more than offsetting slightly higher sustaining capital expenditures. ($ in millions) $373 $285 $358 $423 $400 $179 $187 $205 $208 $200 SEP 2022 DEC 2022 MAR 2023 JUN 2023 SEP 2023 OPERATING CASH FLOWS (GAAP) $552 $472 $563 $631 $600 TTM ENDING SUSTAINING CAPITAL EXPENDITURES ADJUSTED FREE CASH FLOW** (NON-GAAP)

Slide l 15 -CONSERVATIVE LEVERAGE CAPITAL STRUCTURE ▪ Unused capacity of $428M under senior revolver facility as of September 30, 2023 ▪ Approximately 9.4 million shares repurchased since October 2022, including 5.4M shares in 2Q 2023 Revolver is SOFR based, Debt-to EBITDA variable rate 6.51%, expires Oct 2027 Convertible Notes, due 2024, fixed coupon rate of 1.125% Convertible Notes, due 2029, fixed coupon rate of 3.875% Unsecured Notes, due Feb 2028, fixed coupon rate of 4.75% ($ in thousands)September 30, 2021 2022 2023 Senior Secured Revolver $360 $620 $660 Unsecured Notes Convertible Notes, due 2024 259 259 54 Convertible Notes, due 2029 - - 400 Unsecured Notes Payable 700 580 580 Total Debt Maturity Values $1,319 $1,459 $1,694 Leverage Ratio Bank Agreement 2.06X 2.22X 2.88X December 31,

Slide l 16 NEW 2023 2H GUIDANCE *Non-GAAP measure, see GAAP reconciliation attached. For additional information about non–GAAP adjustments, see the company’s 8K and accompanying earnings release. ($ in millions) ▪ Omni: Mideast conflict affects passenger requirements, service delays and higher operating costs ▪ CAM (767-200s): lower leasing, aircraft sales and engine activity ▪ CAM (767-300s): customer deployment delays and revenue deferrals ▪ Cargo Airlines & Other: lower external maintenance and ground services revenues 50 100 150 200 250 300 Previous Guidance Omni Cargo Airlines & Other Revised Guidance Adjusted EBITDA $315-$325 $260-$280($19) ($14.5) ($9.5) ($2) ($45) CAM (767-200s) CAM (767-300s)

Slide l 17 OUTLOOK Adjusted EBITDA for 2023 to be $560- $580 million Full year 2023 Adjusted EPS to be $1.50 - $1.70 2023 capital spending $785 million, including $240 million in sustaining capex and $545 million for growth 2024 capital spending lowered to $505 million, from $605 million, including $165 million in sustaining capex and $340 million for growth ATSG remains midsize freighter market leader, with superior customer service record and strong balance sheet 2023

Slide l 18 QUESTION AND ANSWER ATSG

Slide l 19 APPENDIX ATSG

Slide l 20 -ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION NON-GAAP RECONCILIATION ($ in millions) 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 GAAP Pre-Tax Earnings (Loss) from Cont Ops 260$ 260$ 222$ 202$ 161$ Interest Income -$ -$ (1)$ (1)$ (1)$ Interest Expense 48$ 47$ 51$ 59$ 65$ Depreciation and Amortization 331$ 331$ 334$ 335$ 338$ Add customer incentive amortization 23$ 23$ 23$ 22$ 21$ Less government grants recognized (15)$ -$ -$ -$ -$ Add non-service components of retiree benefit (20)$ (20)$ (11)$ (3)$ 5$ Less net (gain) loss on financial instruments (2)$ (9)$ (5)$ -$ (1)$ Add loss from non-consolidated affiliates 7$ 8$ 7$ 6$ 6$ Add hangar foam incident 1$ 1$ 1$ 1$ -$ Adjusted EBITDA (non-GAAP) 633$ 641$ 621$ 621$ 594$ Trailing twelve months ended Consolidated ADJUSTED EBITDA

Slide l 21 -ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION NON-GAAP RECONCILIATION ($ in millions) Trailing twelve months ended 3Q2022 4Q2022 1Q2023 2Q2023 3Q2023 Segment Earnings $ 145 $ 143 $ 142 $ 134 $ 120 Add: net interest expense $ 32 $ 31 $ 33 $ 38 $ 43 Add: Depreciation & amortization $ 227 $ 232 $ 236 $ 237 $ 239 Add: lease incentive amortization $ 20 $ 20 $ 20 $ 19 $ 17 CAM Adjusted EBITDA (non-GAAP) $ 424 $ 426 $ 431 $ 428 $ 419 CAM ADJUSTED EBITDA